UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2006

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2006, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), issued the news release attached hereto as Exhibit 99.26 reporting financial results of the Company for the quarter and year ended December 31, 2005.

All of the information furnished in Item 2.02 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01	OTHER EVENTS

A copy of the Company’s news release regarding the Board of Director’s authorization of a new $300 million share repurchase program is attached hereto as Exhibit 99.27 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.26	News release reporting Fourth Quarter and Full Year Financial Results for 2005, issued by Dollar Thrifty Automotive Group, Inc. on February 9, 2006

99.27	News release regarding the Board of Director’s authorization of a new $300 million share repurchase program issued by Dollar Thrifty Automotive Group, Inc. on February 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 9, 2006	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.26	News release reporting Fourth Quarter and Full Year Financial Results for 2005, issued by Dollar Thrifty Automotive Group, Inc. on February 9, 2006

99.27	News release regarding the Board of Director’s authorization of a new $300 million share repurchase program issued by Dollar Thrifty Automotive Group, Inc. on February 9, 2006

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